UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 13, 1998
                                                        -----------------

                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13339              91-1826443
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 (State or other jurisdiction of      (Commission           (IRS Employer
  incorporation or organization)        File No.)         Identification No.)


  3800 SE 22nd Avenue, Portland, Oregon                         97202
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(Address of principal executive offices)                      (Zip Code)


                                 (503) 232-8844
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              (Registrant's telephone number, including area code)
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Item 5. Other Events

     On February 10, 1998, Fred Meyer, Inc., a Delaware corporation ("Fred Meyer"), Quality Food Centers, Inc., a Washington corporation ("QFC"), and Food 4 Less Holdings, Inc., a Delaware corporation ("Ralphs/Food 4 Less"), entered into a settlement agreement (the "Settlement Agreement") with the State of California to settle potential antitrust and unfair competition claims that the State of California asserted against Fred Meyer, QFC and Ralphs/Food 4 Less relating to the effects of the proposed mergers involving Fred Meyer and Ralphs/Food 4 Less and Fred Meyer and QFC (the "Mergers") on supermarket competition in Southern California (the "State Claims"). Without admitting any liability in connection with the State Claims, Fred Meyer, QFC and Ralphs/Food 4 Less agreed in the Settlement Agreement to divest 19 specific stores in Southern California. Under the Settlement Agreement, following the merger of Fred Meyer and Food 4 Less, Fred Meyer must divest 13 stores within six months of closing and the balance of six stores within nine months of closing. Fred Meyer also agreed not to acquire new stores from third parties in the Southern California areas specified in the Settlement Agreement (covering substantially all of the Los Angeles metropolitan area) for five years following the date of the Settlement Agreement without providing prior notice to the State of California. If Fred Meyer fails to divest the required stores by the two dates set forth in the Settlement Agreement, Fred Meyer has agreed not to object to the appointment of a trustee to effect the required sales. The Settlement Agreement also requires Fred Meyer to pay the reasonable fees and costs of the attorneys and experts of the State of California associated with its review. Management does not believe that such divestitures will materially adversely affect Fred Meyer's business strategy, financial condition or results of operations. Notification filings relating to the Mergers were filed with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and all applicable waiting periods have expired.

     Fred Meyer has issued a press release dated February 13, 1998, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

     (c) Exhibits.

          99.1 Press Release dated February 13, 1998.


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
                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: February 13, 1998

                                      FRED MEYER, INC.



                                      By: ROGER A. COOKE
                                          -------------------------------------
                                          Roger A. Cooke
                                          Senior Vice President, General Counsel
                                          and Secretary


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
                                  EXHIBIT INDEX

                                                                 Sequential Page
Exhibit No.     Description                                            No.
-----------     -----------                                      ---------------

   99.1         Press Release dated February 13, 1998.